EXHIBIT 10.1

TARGETED GENETICS CORPORATION
SECOND AMENDMENT TO RIGHTS AGREEMENT

This Second Amendment to Rights Agreement (this “Amendment”) is made as of September 25, 2002 by and between Targeted Genetics Corporation, a Washington corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company, formerly known as ChaseMellon Shareholder Services L.L.C., as rights agent (the “Rights Agent”).

RECITALS

WHEREAS, the Company and the Rights Agent are parties to the Rights Agreement dated as of October 16, 1996, as amended by the First Amendment of Rights Agreement dated as of July 21, 1999 (the “Rights Agreement”). Any capitalized terms not specifically defined in this Amendment shall have the meanings given those terms in the Rights Agreement.

WHEREAS, the Company wishes to amend the Rights Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Section 1 of the Rights Agreement is hereby amended to insert the following sentence at the end of the definition of “Acquiring Person” under the Rights Agreement:

“In addition, neither Biogen, Inc. (“Biogen”) nor any Affiliate or Associate of Biogen shall be included in the definition of “Acquiring Person” for any purpose of this Agreement unless and until Biogen, either alone or together with all Affiliates and Associates of Biogen, becomes the Beneficial Owner of 20% or more of the Common Stock then outstanding.”

2.    Each party represents and warrants to the other party that it has full power and authority to execute and deliver this Amendment and to perform the transactions contemplated hereunder.

3.    The terms and provisions of the Rights Agreement, as amended hereby, shall remain in full force and effect. All references to the “Rights Agreement” contained therein shall mean the Rights Agreement, as amended by this Amendment.

4.    This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed as of the date first written above.

TARGETED GENETICS CORPORATION

By:	/s/ Todd E. Simpson
Name: Title:	Todd E. Simpson Vice President, Chief Financial Officer and Secretary

MELLON INVESTOR SERVICES LLC

By:	/s/ Thomas L. Cooper
Name: Title:	Thomas L. Cooper Assistant Vice President

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